Exhibit 99.1

Execution Copy

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated October 29, 2010, is between International Isotopes Inc., a Texas corporation (the “Company”), and each purchaser identified on Schedule A hereto (each, including their respective successors and assigns, an “Investor” and collectively, the “Investors”) and, with respect to certain sections hereof, Euro Pacific Capital, Inc. (the “Lead Placement Agent”).

WHEREAS, the Lead Placement Agent is acting in such capacity in connection with the Company’s offering of Units as described in the Memorandum;

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, Units at a purchase price of $0.20 per unit (each, a “Unit”);

WHEREAS, each Unit shall consist of: (i) one share (each a “Share” and, collectively, the “Shares”) of the Company’s common stock, par value $0.01 per share (together with any securities into which such shares may be reclassified, the “Common Stock”) and (ii) a common stock purchase warrant (each a “Warrant,” and, collectively, the “Warrants”) to purchase one (1) share (collectively, the “Warrant Shares”) of Common Stock at an exercise price of $0.40 per share (subject to adjustment as set forth in the Warrants), which Warrants shall be in the form attached hereto as Exhibit A, upon the terms and conditions set forth in this Agreement;

WHEREAS, at the Closing, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the Commission under the Securities Act.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Units as set forth herein.

1.

DEFINITIONS.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.

“Affiliate” means, with respect to any specified Person: (i) if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Business Day” means any day on which banks located in New York City are not required or authorized by law to remain closed.

“Closing Escrow Agreement” means the Closing Escrow Agreement, dated October 29, 2010, by and among the Company, the Lead Placement Agent and the Escrow Agent.

“Company’s knowledge” means the information and/or other items of which the executives of the Company have actual knowledge.

“Escrow Account” means the escrow account established by the Escrow Agent pursuant to the Closing Escrow Agreement where funds representing the Investors’ aggregate Purchase Price shall be held pending the Closing.

“Escrow Agent” means Escrow, LLC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental or administrative division, department, agency, commission, instrumentality, official, organization, unit, body or entity) and any court or other tribunal.

“Intellectual Property” means the Company’s patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same.

“Investor” means any person who purchases Units in the Offering pursuant to this Agreement.

“Legal Requirement” shall mean any federal state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of any national securities exchange upon which the Common Stock is then listed or traded).  Reference to any Legal Requirement means such Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

“Lien(s)” means any interest in Property securing an obligation owed to a Person whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a mortgage, lien, title claim, assignment, encumbrance, adverse claim, contract of sale, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.  The term “Lien” includes but is not limited to mechanics’, materialmens’, warehousemens’ and carriers’ liens and other similar encumbrances. For the purposes hereof, a Person shall be deemed to be the owner of Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“Memorandum” means that certain private placement memorandum delivered by the Company and the Lead Placement Agent to the Investors.

“Offering” shall mean the offering and sale of the Units pursuant to this Agreement and the Memorandum.

“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

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“Purchase Price” shall mean an amount equal to $0.20 per Unit multiplied by the number of Units being purchased.

“SEC” means the United States Securities and Exchange Commission.

“Securities” means the Units, the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any controlling equity or other controlling ownership interest or otherwise controls through contract or otherwise, including, without limitation, any variable interest entity of the Company.

“Trading Day” means: (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over the counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” shall mean this Agreement, the Memorandum, the Warrants, the Registration Rights Agreement and the Closing Escrow Agreement.

2.

SALE AND PURCHASE OF UNITS.

2.1.

Subscription for Units by Investors.  Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, the number of Units specified by it on its respective signature page attached hereto in exchange for the Purchase Price.

2.2.

Closing.  Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor listed on Schedule A-1, and each such Investor shall, severally and not jointly, purchase from the Company on the Closing Date, such number of Units set forth on the respective signature pages attached hereto, which will be reflected opposite such Investor’s name on Schedule A-1 (the “Closing”).  The date of the Closing is hereinafter referred to as the “Closing Date”.  The Closing shall occur at the offices of counsel for the Lead Placement Agent, Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street, N.W., Washington, D.C. 20037 or remotely via the exchange of documents and signatures.

2.3.

Closing Deliveries. At the Closing, the Company shall deliver to the Investors purchasing Units, against delivery by the Investor of the Purchase Price (as provided below), certificates representing the aggregate number of Shares and Warrants subscribed for by the Investors.  At the Closing, each Investor shall deliver or cause to be delivered to the Company the Purchase Price set forth in its counterpart signature page annexed hereto by paying United States dollars via bank, certified or personal check which has cleared prior to the Closing or in immediately available funds, by wire transfer to the Escrow Account pursuant to the Closing Escrow Agreement.

2.4.

The Warrants.  The Warrants shall have the terms and conditions and be in the form attached hereto as Exhibit A.

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2.5.

The Registration Rights Agreement.  The Registration Rights Agreement shall contain the terms and conditions and be in the form attached hereto as Exhibit B.

2.6.

Use of Proceeds.  The Company hereby covenants and agrees that the proceeds from the sale of Units shall be used as provided for in the Memorandum.

2.7.

Investor Representative.  Each Investor, severally and not jointly, hereby appoints the Lead Placement Agent (together with its permitted successors, and in this context, the “Investor Representative”), as its true and lawful agent and attorney-in-fact to: (a) enter into any agreement in connection with the transactions contemplated by this Agreement and any transactions contemplated by the Transaction Documents, (b) exercise all or any of the powers, authority and discretion conferred on such Investor under this Agreement or any of the Transaction Documents, (c) waive any terms and conditions of this Agreement or any of the Transaction Documents, (d) give and receive notices on such Investor’s behalf and to be such Investor’s exclusive representative with respect to any matter, suit, claim, action or proceeding arising with respect to any transaction contemplated by this Agreement or any Transaction Document, and the Investor Representative agrees to act as, and to undertake the duties and responsibilities of, such agent and attorney-in-fact.  This power of attorney is coupled with an interest and is irrevocable.  The Investor Representative shall not be liable for any action taken or not taken by it in connection with its obligations under this Agreement: (i) with the consent of Investors who, as of the date of this Agreement have subscribed for more than fifty percent (50%) of the Units issued pursuant to this Agreement or (ii) in the absence of its own gross negligence or willful misconduct.  If the Investor Representative shall be unable or unwilling to serve in such capacity, its successor shall be named by those persons holding more than fifty percent (50%) of the Units issued pursuant to this Agreement who shall serve and exercise the powers of Investor Representative hereunder.

3.

ACKNOWLEDGEMENTS OF THE INVESTORS.

Each Investor, severally and not jointly, acknowledges that:

3.1.

Resale Restrictions.  None of the Securities have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, none of the Securities may be offered or sold by the Investor except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.

3.2.

Agreements.  Such Investor has received, carefully read and acknowledges the terms of the Transaction Documents and Memorandum.

3.3.

Books and Records. The books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Investor during reasonable business hours at the Company’s principal place of business, that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Investor and its attorney and/or advisor(s) and that the Investor and/or its advisor has reviewed all such documents, records and books to its full satisfaction and all questions it and/or its advisor may have had been answered to their respective full satisfaction.

3.4.

Independent Advice.  The Investor has been advised to consult the Investor’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and neither the Company nor the Lead Placement Agent is in any way, directly and/or indirectly, responsible) for compliance with:

(a)

any applicable laws of the jurisdiction in which the Investor is resident in connection with the distribution of the Securities hereunder, and

(b)

applicable resale restrictions.

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3.5.

No Governmental Review or Insurance.  Neither the SEC nor any other federal, state or foreign securities commission, securities regulator or similar regulatory authority or other governmental entity or agency has reviewed, passed on the merits of, or made any recommendation or endorsement of the Securities, an investment therein, or on any of the documents reviewed or executed by the Investor in connection with the sale of the Securities, and there is no government or other insurance covering any of the Securities.

4.

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS OF THE INVESTORS.

Each Investor, severally and not jointly, represents and warrants to the Company solely as to such Investor that:

4.1.

Capacity.  The Investor: (i) if a natural person, has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and the Transaction Documents to which the Investor is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof; or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, such entity has full power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof and to purchase and hold the Units, and the execution and delivery of this Agreement and the Transaction Documents to which it is a Party have been duly authorized by all necessary action.  If the Investor is executing this Agreement in a representative or fiduciary capacity, it has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a Party in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Agreement and the Transaction Documents, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and the Transaction Documents to which it is a Party and make an investment in the Company.

4.2.

No Violation.  The entering into of this Agreement and the other Transaction Documents to which the Investor is a party, and the transactions contemplated hereby and thereby, do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other governing documents (if the Investor is a corporation or other entity) of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound.

4.3.

Binding Agreement. The Investor has duly executed and delivered this Agreement and the other Transaction Documents to which it is a party, and this Agreement and the other Transaction Documents to which it is a party constitute a valid and binding agreement of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.4.

Purchase Entirely for Own Account.  The Securities are being acquired for such Investor’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act or any applicable state securities laws, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws, and has no direct or indirect arrangements or understanding with any other person to distribute or regarding the distribution of such Securities in violation of the Securities Act on any applicable state securities laws, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.

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4.5.

Not a Broker-Dealer.  Such Investor is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an Affiliate of a such a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer.  In the event such Investor is a member of FINRA, or associated or Affiliated with a member of FINRA, such Investor agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Securities.

4.6.

Not an Underwriter.  Such Investor is not an underwriter of the Common Stock, nor is it an Affiliate of an underwriter of the Common Stock.

4.7.

Investment Experience. Such Investor acknowledges that the purchase of the Securities is a highly speculative investment, that it involves a high degree of risk, and that it can bear the economic risk for an indefinite period of time and complete loss of its investment in the Securities and has such knowledge and experience in financial and/or business matters that it is capable of evaluating, and has so evaluated, the merits and risks of the investment contemplated hereby.

4.8.

Disclosure of Information.  Such Investor acknowledges that it has had an opportunity to (i) ask questions of and receive answers from the Company regarding the Company and its business, the terms and conditions of the offering of the Securities and the risks and merits of investing in the Securities (ii) access to information about the Company and its financial condition, results of operations, businesses, properties, management and prospects sufficient to enable it to evaluate its investment, including, without limitation, the Company’s SEC Reports, and such Investor has had the opportunity to review the SEC Reports, including the "Risk Factors" included in the SEC Reports; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other due diligence investigation conducted by such Investor or its advisors or representative if any, shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.  Such Investor acknowledges that it has received, and fully and carefully reviewed and understands all of the Transaction Documents, including, but not limited to, the Memorandum describing, among other items, the Company, its business and risks, the Securities and the offering of the Securities.  Investor acknowledges that it has fully and carefully reviewed and understands the SEC Reports.  Such Investor’s decision to enter into this Agreement and the Registration Rights Agreement has been made based solely on the independent evaluation of the Investor and its representatives.  Such Investor has received such accounting, tax and legal advice from Persons (other than the Company or the Lead Placement Agent) as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.  Such Investor has, in connection with such Investor's decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein and the SEC Reports, and such Investor has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Investor's own counsel and has not relied upon or consulted counsel to the Company.

4.9.

Accredited Investor.  Such Investor was at the time it was offered the Units, and is as of the date hereof, and on each date on which it exercises any warrants it will be, an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act (“Regulation D”).

4.10.

No General Solicitation.  Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

4.11.

Brokers and Finders.  No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

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4.12.

Prohibited Transactions and Confidentiality.  Other than with respect to the transactions contemplated herein, since the earlier to occur of: (i) the time that such Investor was first contacted by the Company, or any other Person regarding an investment in the Company and (ii) the thirtieth (30th) day prior to the date hereof, neither the Investor nor any Affiliate of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to the Investor’s review or input concerning such Affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any Person acting on behalf of, or pursuant to, any understanding with such Investor or Trading Affiliate effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities (a “Prohibited Transaction”).  Such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.13.

Residency.  Such Investor is a resident of the jurisdiction set forth on such Investors signature page hereto.

4.14.

Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities. All of the information which the Investor has provided to the Company is true, correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Investor will immediately provide the Company with such information.

4.15.

Acknowledgement of Risk.  Such Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation:

(a)

the Company does not have an operating history with respect to its strategy to combine de-conversion services and fluoride gas production through its fluoride extraction process (“FEP”) and this business may not succeed;

(b)

the Company will need to raise significant additional funds to complete the construction of its planned de-conversion and FEP facility;

(c)

the Company may be unsuccessful in obtaining a loan guarantee from the U.S. Department of Energy (“DOE”) to complete construction of its planned de-conversion and FEP facility;

(d)

the Company only has one contract to provide de-conversion services to an enrichment firm;

(e)

there is no history of large-scale commercial fluoride gas production utilizing FEP;

(f)

the Company cannot guarantee that it will secure customers for its fluoride gas products or that there will be a significant market for such products at the time it expects to begin its FEP operations;

(g)

the licensing and environmental permitting process with respect to the construction of the Company’s planned de-conversion and FEP facility is ongoing and the Company cannot guarantee the amount of time required to obtain approval from the U.S. Nuclear Regulatory Commission and the State of New Mexico for operation of these facilities, or that approval will be granted at all;

(h)

the DOE is constructing two depleted uranium de-conversion facilities which are obligated to process depleted uranium produced from U.S. commercial uranium enrichment facilities and the Company cannot guarantee that enrichment companies will not select the DOE as their de-conversion service provider and store their depleted uranium until the DOE has finished constructing its facilities;

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(i)

the Company has a history of operating loses and significant liquidity constraints and requires substantial funds in addition to the proceeds from the sale of the Securities;

(j)

an investment in the Company is speculative, and only Investors who can afford the loss of their entire investment should consider investing in the Company and the Securities;

(k)

the market for the Company's securities is limited and such Investor may not be able to liquidate its investment;

(l)

transferability of the Securities is limited;

(m)

the Company has outstanding convertible debentures (“ Convertible Debentures ”) for an aggregate principal amount of $3,075,000 that convert automatically if not converted, or the Company does not exercise its right to repay the outstanding balance on the Convertible Debentures, prior to the August 24, 2011 maturity date at a conversion price equal to the lesser of $0.35 or the average closing price of the Common Stock for the 120 consecutive trading days up to, but not including, the maturity date and as such, with no minimum conversion price, each Investor could be significantly diluted if the conversion price falls below the Purchase Price;

(n)

the Convertible Debentures are convertible into shares of Common Stock at an initial conversion price equal to $0.35, but pursuant to the terms of the Convertible Debentures, the conversion price will be reduced to the subscription price, if less than $0.35, of any shares of Common Stock, or any other class of equity securities, issued by the Company for financing purposes, including the Units offered pursuant to this Agreement;

(o)

in the event of a disposition of the Securities, such Investor could sustain the loss of its entire investment; and

(p)

the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future.  Such risks are more fully set forth in the SEC Reports.

5.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in: (i) the SEC Reports, (ii) the Memorandum or (iii) the corresponding section of the Disclosure Schedules delivered to the Investor Representative concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each Investor:

5.1.

Subsidiaries.  A true and correct structure chart of the Company and its wholly-owned and consolidated Subsidiaries is included as Schedule 5.1 to the Disclosure Schedules.  Except as disclosed on Schedule 5.1 to the Disclosure Schedules or in the Memorandum, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

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5.2.

Organization and Qualification.  Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

5.3.

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.4.

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) assuming the accuracy of the acknowledgments and the representations and warranties of the Investors set forth in Articles 3 and 4, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

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5.5.

Filings, Consents and Approvals.  Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, if applicable, and applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, (c) such other filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  Subject to the accuracy of the representations and warranties of each Investor set forth in Articles 3 and 4 hereof, the Company has taken all action necessary to exempt: (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Articles of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including, without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

5.6.

Issuance of the Securities.  The Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Warrants have been duly and validly authorized.  Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all Liens.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

5.7.

Capitalization.  Schedule 5.7 to the Disclosure Schedules sets forth as of the date hereof (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as described on Schedule 5.7 to the Disclosure Schedules, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.  Except as described on Schedule 5.7 to the Disclosure Schedules and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them.  Except as described on Schedule 5.7 to the Disclosure Schedules, and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

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5.8.

SEC Reports; Financial Statements.  The Company has filed all reports and registration statements required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedules to this Agreement and the Memorandum, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

5.9.

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans or agreements.

5.10.

Litigation.  Except as described on Schedule 5.10 to the Disclosure Schedules, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

5.11.

Labor Relations.  Neither the Company nor any Subsidiary is a party to or bound by any collective bargaining agreements or other agreements with labor organizations.  Neither the Company nor any Subsidiary has violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

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5.12.

Compliance.  Except as set forth on Schedule 5.12 to the Disclosure Schedules, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or Governmental Body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

5.13.

Regulatory Permits.  Except as disclosed in the SEC Reports, the Memorandum or Schedule 5.13 to the Disclosure Schedules, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and the Memorandum, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

5.14.

Title to Assets.  Except as set forth on Schedule 5.14 to the Disclosure Schedules, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

5.15.

Taxes.

(a)

The Company and its Subsidiaries have timely and properly filed all tax returns required to be filed by them for all years and periods (and portions thereof) for which any such tax returns were due, except where the failure to so file would not have a Material Adverse Effect.  All such filed tax returns are accurate in all material respects.  The Company has timely paid all taxes due and payable (whether or not shown on filed tax returns), except where the failure to so pay would not have a Material Adverse Effect.  There are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid.  There have been no audits or examinations of any tax returns by any Governmental Body, and the Company or its Subsidiaries have not received any notice that such audit or examination is pending or contemplated.  No claim has been made by any Governmental Body in a jurisdiction where the Company or any of its Subsidiaries does not file tax returns that it is or may be subject to taxation by that jurisdiction.  There are no outstanding agreements or waivers extending the statutory period of limitation for the assessment or collection of any tax.

(b)

Neither the Company nor any of its Subsidiaries is a party to any tax-sharing agreement or similar arrangement with any other Person.

(c)

The Company has made all necessary disclosures required by Treasury Regulation Section 1.6011-4.  The Company has not been a participant in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

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5.16.

Employees.  To the Company's knowledge, no employee or advisor of the Company or any of its Subsidiaries is or is alleged to be in violation of any term of any employment contract, disclosure agreement, proprietary information and inventions agreement or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted or to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others, and the employment of the employees of the Company and its Subsidiaries does not subject the Company or the Company's stockholders to any liability.  There is neither pending nor, to the Company's knowledge, threatened any actions, suits, proceedings or claims, or, to the Company’s knowledge, any basis therefor or threat thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence.

5.17.

Employee Benefit Plans.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries.  As used in this Section 2.1(ac), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

5.18.

Patents and Trademarks.  Except as set forth on Schedule 5.18 to the Disclosure Schedules, to the knowledge of the Company and each Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and the Memorandum and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable.  The Company and its Subsidiaries have taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in their Intellectual Property Rights and confidential information (the “Confidential Information”).  Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof.  Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiaries’ Confidential Information to any third party.

5.19.

Environmental Matters.  Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any Governmental Body relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

5.20.

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged as described in the Memorandum.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

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5.21.

Transactions With Affiliates and Employees.  Except as set forth on Schedule 5.21 to the Disclosure Schedules or in the Memorandum or in the SEC Reports, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company (i) is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer, director or such employee or, to the knowledge of the Company, any entity in which any executive officer, director, or any such employee has a substantial interest or is an executive officer, director, trustee or partner, in each case in excess of $120,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company; or (ii) has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company.

5.22.

Private Placement. Assuming the accuracy of the Investors representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.

5.23.

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

5.24.

Brokers and Finders.  Other than as described in the Memorandum, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

5.25.

No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

5.26.

Disclosures.  Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information, other than the terms of the transactions contemplated hereby.  The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents, including the SEC Reports, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading

5.27.

Solvency.  The Company has not (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or composition to its creditors generally.

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5.28.

Foreign Corrupt Practices Act.  None of the Company or any of its Subsidiaries, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly: (a) used any funds, or will use any proceeds from the sale of the Units, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company or any of its Subsidiaries (or made by any Person acting on their behalf of which the Company is aware) or any members of their respective management which is in violation of any Legal Requirement, or (d) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to the Company or any of its Subsidiaries.

5.29.

PFIC.  None of the Company or any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the Code of 1986.

5.30.

OFAC. None of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any of its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any of the Company’s Subsidiaries, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

5.31.

Money Laundering Laws.  The operations of each of the Company or any of its Subsidiaries are and have been conducted at all times in compliance with the money laundering Legal Requirements of all applicable Governmental Bodies and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Body (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

6.

CONDITIONS TO CLOSING OF THE INVESTORS.

The obligation of the Investors to purchase the Units at the Closing is subject to the fulfillment to, the satisfaction of the Lead Placement Agent, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Lead Placement Agent:

6.1.

Representations and Warranties. The representations and warranties made by the Company in Section 5 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 5 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

6.2.

Performance of Agreements.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

6.3.

Approvals. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

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6.4.

Judgments, etc. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

6.5.

Stop Orders.  No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body having jurisdiction over the Company or the market(s) where the Common Stock is listed or quoted, with respect to public trading in the Common Stock.

6.6.

Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Company or any of its Subsidiaries;

6.7.

Company Officer Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in this Section 6.

6.8.

Company Secretary Certificate. The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

6.9.

Opinions of Counsel.  The Investors and the Lead Placement Agent shall have received an opinion from Perkins Coie LLP, the Company’s legal counsel, dated as of the Closing Date, in such form and substance as agreed to by the Company and the Lead Placement Agent (it being agreed that such counsel shall not be required to deliver a “10b-5” or negative assurances letter or opinion).

6.10.

Shares and Warrants.  The Company shall have delivered the Shares and Warrants being sold at the Closing.

6.11.

Registration Rights Agreement.  The Company shall have executed and delivered the Registration Rights Agreement.

6.12.

Closing Escrow Agreement.  The Company shall have executed and delivered the Closing Escrow Agreement.

7.

CONDITIONS TO CLOSING OF THE COMPANY.

The obligations of the Company to effect the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing Date of the conditions listed below.

7.1.

Representations and Warranties. The representations and warranties made by the Investors in Section 4 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.

7.2.

Performance of Agreements.  Each Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

7.3.

Corporate Proceedings. All corporate and other proceedings required to be undertaken by the Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

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7.4.

Agreements.  Such Investor shall have completed and executed this Agreement, the Registration Rights Agreement and the investor questionnaire, and delivered the same to the Company.

7.5.

Closing Escrow Agreement.  The Lead Placement Agent and the Escrow Agent shall have executed and delivered the Closing Escrow Agreement.

7.6.

Purchase Price.  The Investors shall have delivered or caused to be delivered the Purchase Price to the Escrow Account.

8.

OTHER AGREEMENTS

8.1.

Transfer Restrictions.

(a)

Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b)

The Investors  agree to the imprinting, so long as is required by this Section 8.1(b), of the following legend on any certificate evidencing Securities:

[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.  NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144 without restriction, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).  Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will following the delivery by an Investor to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Agreement.

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8.2.

Furnishing of Information.  As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

8.3.

Subsequent Registrations.  Other than (i) pursuant to the registration statement being filed pursuant to the Registration Rights Agreement (the “Registration Statement”) and (ii) pursuant to the registration obligations of the Company set forth in Schedule 5.7(f) to the Disclosure Schedules ,  prior to the effective date of the Registration Statement, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

8.4.

Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the Securities to the Investors.

8.5.

Securities Laws Disclosure; Publicity.  By 9:00 a.m. (New York time) on the Trading Day following the Closing Date, the Company shall issue a press release disclosing the transactions contemplated hereby and the Closing.  By no later than the Trading Day following the Closing Date the Company will file a Current Report on Form 8-K disclosing the material terms of this Agreement and the other Transaction Documents (and attach as exhibits thereto the Transaction Documents) and the Closing.  In addition, the Company will make such other filings and notices in the manner and time required by the SEC and the Trading Market on which the Common Stock is listed.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of the Investor Representative, except to the extent such disclosure is required by law or Trading Market regulations.

8.6.

Limitation on Issuance of Future Priced Securities.  During the six months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by the rules and regulations of FINRA.

8.7.

Listing of Securities.  The Company agrees that: (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Securities, and will take such other action as is reasonably necessary or desirable to cause the Securities to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

8.8.

Reservation of Shares.  The Company shall maintain a reserve from its duly authorized shares of Common Stock to comply with its obligations to issue the Warrant Shares upon exercise of the Warrants.

8.9.

Further Assurances.  Following the Closing, the Company will, and will cause each of its Subsidiaries to, and its and their management to, perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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9.

MISCELLANEOUS.

9.1.

Compensation of Lead Placement Agent, Brokers, etc. Each Investor acknowledges that it is fully aware that the Lead Placement Agent will receive from the Company, in consideration of its services as placement agent in respect of the offer and sale of the Units contemplated hereby:

(a)

a commission of (i) eight (8%) percent of the aggregate Purchase Price of the Units sold at the Closing from Investors arranged by the Lead Placement Agent or any sub-placement agent appointed by the Lead Placement Agent, plus (ii)  three (3%) percent of the aggregate Purchase Price of the Units sold at the Closing from Investors arranged by the Company or its Affiliates, payable in cash; and

(b)

a warrant to purchase a number of shares of Common Stock derived by dividing (i) an amount equal to eight (8%) of the aggregate Purchase Price of the Units sold at the Closing from Investors arranged by the Lead Placement Agent or any sub-placement agent appointed by the Lead Placement Agent, plus three (3%) percent of the aggregate Purchase Price of the Units sold at the Closing from Investors arranged by the Company or its Affiliates, by (ii) the closing market price of the Company’s Shares on the Trading Day immediately prior to the Closing Date.

It is acknowledged that the Lead Placement Agent may share such fees and compensation with other placement agents or brokers participating in the transactions contemplated hereby.  In addition, each Investor acknowledges that it is aware that the Lead Placement Agent will receive from the Company payment of all of its accountable fees and expenses including, but not limited to, all legal fees and expenses incurred in connection with the Offering, up to $75,000.00 in the aggregate.

9.2.

Termination.  This Agreement may be terminated by the Company or any Investor, by written notice to the other parties, if the Closing has not been consummated within fifteen (15) Trading Days of the date hereof; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

9.3.

Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

(a)	The Company:

International Isotopes Inc. 4137 Commerce Circle Idaho Falls, Idaho 83401 Attention: Steve Laflin Fax Number: 208-524-1411

With a copy (which shall not constitute notice) to:

Perkins Coie LLP 1899 Wynkoop Street, Suite 700 Denver, Colorado 80202 Attention: Sonny Allison, Esq. Fax Number: 303-291-2400

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(b)	The Investors:

As per the contact information provided on the signature page hereof.

(c)	The Lead Placement Agent/Investor Representative:

Euro Pacific Capital, Inc. 1201 Dove Street, Ste. 200 Newport Beach, CA 92660 Attention: Jerry Mars Fax Number: (949) 252-0652

With a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP 2300 N Street, N.W. Washington, DC 20037-1122 Attention: Louis A. Bevilacqua, Esq. Fax Number: (202) 663-8007

9.4.

Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor Representative or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought (and if such party is the Investors, then by the Investor Representative).  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

9.5.

Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.6.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor Representative.  Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors”.

9.7.

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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9.8.

Governing Law, Consent to Jurisdiction, etc.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.9.

Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing.

9.10.

Indemnification.

(a)

The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(b)

Each Investor, severally and not jointly, agrees to indemnify the Company and its Affiliates and their respective directors, officers, employees and agents from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investor under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

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(c)

Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 9.10, such Indemnified Person shall promptly notify the person obligated to indemnify such Indemnified Person pursuant to this Section 9.10 (the “Indemnifying Person”)  in writing and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Indemnifying Person shall not relieve the Indemnifying Person of its obligations hereunder except to the extent that the Indemnifying Person is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to or martial conflicting interests between them.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Person shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Indemnifying Person shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

9.11.

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or other electronic signature page were an original thereof.

9.12.

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

9.13.

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

9.14.

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

22

9.15.

Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

9.16.

Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

9.17.

Irrevocable Offer.  Each Investor agrees that this Agreement constitutes an irrevocable offer to purchase the Securities of the Company and that Investor cannot cancel, terminate or revoke this Agreement or any agreement of Investor made hereunder.  This Agreement shall survive the death or legal disability of Investor and shall be binding upon Investor’s heirs, executors, administrators and successors.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Solely with respect to Sections 2.2(b), 2.7 and all of Section 6 hereof:

EURO PACIFIC CAPITAL INC.

By:
Name:
Title:

24

Execution Copy

Annex A

Securities Purchase Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement, dated as of __________, 2010 (the “Agreement”), between the undersigned, International Isotopes Inc., a Texas corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing below, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of __________, 2010.

Name and Address, Fax No. and Social Security No./EIN of Investor:

Fax No.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature

Purchase Price:

Share Amount:

Number of Warrants:

Exhibit A

Form of Warrant

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.  NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

INTERNATIONAL ISOTOPES INC.

COMMON STOCK PURCHASE WARRANT

Initial Holder:	Original Issue Date: October 29, 2010
No. of Shares Subject to Warrant:
Exercise Price Per Share: $0.40
Expiration Time: 5:00 p.m., New York time, on October 29, 2015

International Isotopes Inc., a Texas corporation (the “Company”), hereby certifies that, for value received, the Initial Holder shown above, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to the number of shares of its common stock, par value $0.01 per share (the “Common Stock”), shown above (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at the exercise price shown above (as may be adjusted from time to time as provided herein, the “Exercise Price”), at any time and from time to time on or original issue date indicated above (the “Original Issue Date”) and through and including the expiration time shown above (the “Expiration Time”), and subject to the following terms and conditions:

This Warrant is being issued pursuant to a Securities Purchase Agreement, dated October 29, 2010 (the “SPA”), by and between the Company, the Initial Holder and the other parties thereto.

1.

Definitions.  In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the SPA.  As used in this Warrant, the following terms shall have the following meanings:

(a)

“Closing Price” means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Common Stock is then listed or quoted on an Trading Market (other than the OTC Bulletin Board) or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; or (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported.

2.

List of Warrant Holders.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the Initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time).  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.

List of Transfers; Restrictions on Transfer.

(a)

If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(b)

If this Warrant is transferable pursuant to subparagraph (a) above, the Company shall register any transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant.

4.

Exercise and Duration of Warrant.

(a)

All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by this Section 4 at any time and from time to time on or after the Original Issue Date and through and including the Expiration Time. At the Expiration Time, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and shall no longer be outstanding.

(b)

The Holder may exercise this Warrant by delivering to the Company: (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment by wire transfer of immediately available funds to an account designated by the Company of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised.  The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  The Holder shall be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)

Notwithstanding any provisions herein to the contrary, if (i) one or more registration statements under the Securities Act providing for the resale of all shares of Common Stock underlying the Warrants has not been declared effective by the U.S. Securities and Exchange Commission, or the prospectuses forming a portion of such registration statement(s) are not then available for the resale of all such shares of Common Stock, and the Company is obligated to maintain an effective registration statement pursuant to the Registration Rights Agreement dated as of the Original Issue Date between the Company, the Holder and the other investors identified therein, or (ii) all or a portion of this Warrant is being exercised by the Holder pursuant to the Call Right in accordance with Section 10, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (B-A)
B

Where:	X =	the number of shares of Common Stock to be issued to the Holder.

	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A =	the Warrant Price.

	B =	the average of the Fair Market Value for the five days immediately preceding the date of the Notice of Exercise.

(d)

The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

5.

Delivery of Warrant Shares.

(a)

Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends (if as of the time of exercise the Warrant Shares do not constitute restricted or control securities).  The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.  The Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through the Depository Trust and Clearing Corporation or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust and Clearing Corporation.  If as of the time of exercise the Warrant Shares constitute restricted or control securities, the Holder, by exercising, agrees not to resell them except in compliance with all applicable securities laws.

(b)

To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(c)

If the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates (either physical or electronic) representing the Warrant Shares pursuant to the terms hereof by applicable delivery date, then, the Holder will have the right to rescind such exercise.

6.

Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.

Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.

Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.

Certain Adjustments to Exercise Price.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)

Adjustments for Stock Splits and Combinations and Stock Dividends.  If the Company shall at any time or from time to time after the date hereof, effect a stock split or combination of the outstanding Common Stock or pay a stock dividend in shares of Common Stock, then the Exercise Price shall be proportionately adjusted.  Any adjustments under this Section 9(a) shall be effective at the close of business on the date the stock split or combination becomes effective or the date of payment of the stock dividend, as applicable.

(b)

Merger Sale, Reclassification, etc.  In case of any: (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or reclassification, change or conversion of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time thereafter shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consolidation, merger, sale or other disposition, reclassification, change, conversion or reorganization, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

10.

Call Right.

(a)

Subject to the provisions of this Section 10, if the Closing Price for any twenty (20) consecutive Trading Days exceeds $0.80 (the “Threshold Price”), then the Company will have the right, but not obligation (the “Call Right”) to redeem any unexercised portion of this Warrant for which an Exercise Notice has not yet been delivered (the “Call Amount”); provided, however, that the Call Right shall only be exercisable by delivering a Call Notice (as defined below) within ten (10) Trading Days of such period in which the Closing Prices for any twenty (20) consecutive Trading Days have exceeded the Threshold Price.

(b)

To exercise this Call Right, the Company shall deliver to the Holder an irrevocable written notice (a “Call Notice”), indicating the Call Amount.  The date that the Company delivers the Call Notice to the Holders will be referred to as the “Call Date.”  Within 30 Trading Days of receipt of the Call Notice, the Holder shall exercise this Warrant for up to the Call Amount in accordance with Section 4 above.  Any portion of the Call Amount that is not exercised by 6:30 p.m. (New York City time) on the 30th Trading Day following the date of receipt of the Call Notice (the “Redemption Date”) shall be cancelled.  Any unexercised portion of this Warrant to which the Call Notice does not pertain (the “Remaining Portion”) will be unaffected by such Call Notice.  The Company covenants and agrees that it will honor any Exercise Notice with respect to the Call Amount that are tendered from the Call Date through and including 6:30 p.m. (New York City time) on the Redemption Date.

11.

No Fractional Shares.  No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

12.

Notices.  Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be delivered in accordance with the procedures set forth in Section 9.2 of the SPA.

13.

Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14.

Miscellaneous.

(a)

Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(b)

Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)

Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(f)

No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

INTERNATIONAL ISOTOPES INC.

EXERCISE NOTICE

Ladies and Gentlemen:

The undersigned, pursuant to the provisions set forth in the attached Warrant hereby irrevocably elects to purchase ____________ shares of Common Stock covered by such Warrant, and is providing, herewith, the aggregate purchase price for such shares.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.

X = Y (B- A)
           B

Where:

The number of shares of Common Stock to be issued to the Holder __________________(“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised ___________________________ (“Y”).

The Warrant Price ______________ (“A”).

The 5-day average Fair Market Value of one share of Common Stock _______________________ (“B”).

Pursuant to this Exercise Notice, the Company shall deliver to the Holder the number of Warrant Shares determined in accordance with the terms of the Warrant.

Dated:	HOLDER:

Print name

By:

Title:

INTERNATIONAL ISOTOPES INC.

FORM OF ASSIGNMENT

To be completed and signed only upon transfer of Warrant

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________ the right represented by the within Warrant to purchase _________________ shares of Common Stock to which the within Warrant relates and appoints __________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	TRANSFEROR:

Print name

By:

Title:

TRANSFEREE:

Print name

By:

Title:
WITNESS:
Address of Transferee:

Print name

Exhibit B

Form Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated __________________, 2010, is between International Isotopes Inc., a Texas corporation (the “Company”), and each purchaser identified on Schedule A hereto (each, including their respective successors and assigns, an “Investor” and collectively, the “Investors”).

WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto and Euro Pacific Capital, Inc., as the Lead Placement Agent, of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Investor units, each unit comprised of (i) one share (each a “Share” and, collectively, the “Shares”) of the Company’s common stock, par value $0.01 per share (together with any securities into which such shares may be reclassified, the “Common Stock”) and (ii) a common stock purchase warrant (each a “Warrant” and, collectively, the “Warrants”) to purchase [one] share of Common Stock (as exercised collectively, the “Warrant Shares”); and

WHEREAS, in accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Additional Effectiveness Date” means the date the Additional Registration Statement is declared effective by the SEC.

“Additional Effectiveness Deadline” means the date which is sixty (60) calendar days after the Additional Filing Date or, in the event that the Registration Statement is subject to a review by the SEC, one-hundred and twenty (120) calendar days after the Additional Filing Date.

“Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

“Additional Filing Deadline” means if Cutback Shares are required to be included in the Additional Registration Statement, one hundred eighty (180) days from the Initial Effective Date or the last Additional Effective Date, as applicable.

“Additional Registrable Securities” means, (i) any Cutback Shares not previously included on a Registration Statement and (ii) any share capital of the Company issued or issuable with respect to the Shares, the Warrants, the Warrant Shares or Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants.

“Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

“Additional Required Registration Amount” means any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(f), without regard to any limitations on exercises of the Warrants, if any.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed and that the SEC is open for business.

“Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

“Closing Price” means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Common Stock is then listed or quoted on an Trading Market (other than the OTC Bulletin Board) or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; or (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported.

“Cutback Shares” means any of the Initial Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415.

“Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.

“Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

“Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

“Initial Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

“Initial Effectiveness Deadline” means the date: (i) in the event that the Registration Statement is subject to a review by the SEC, one hundred twenty (120) calendar days after the Initial Filing Deadline or (ii) the date which is within five (5) Business Days after the date on which the SEC informs the Company (A) that the SEC will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request; provided that, if the Initial Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Initial Effectiveness Deadline shall be the following Business Day.

“Initial Filing Deadline” means the date that is forty-five (45) calendar days after the Closing Date.

“Initial Registrable Securities” means (i) the Shares, (ii) the Warrant Shares and (iii) any capital stock of the Company issued or issuable, with respect to the Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants.

“Initial Required Registration Amount” means (I) the sum of (i) the number of Shares and (ii) the number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination, all subject to adjustment as provided in Section 2(f), without regard to any limitations on exercises of the Warrants, if any or (II) such other amount as may be required by the staff of the SEC pursuant to Rule 415.

“Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

“Investor” means an Investor or any transferee or assignee thereof to whom a Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

“Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

“Required Holders” means the holders of at least a majority of the Registrable Securities or the Investor Representative acting on behalf of such requisite number of holders.

“Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

“Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

“SEC” means the United States Securities and Exchange Commission.

Registration.

Mandatory Registration.  The Company shall prepare, and, as soon as practicable, but in no event later than the Initial Filing Deadline, file with the SEC the Registration Statement on Form S-1 (or Form S-3 if available) covering the resale of all of the Registrable Securities.  The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount determined as of the date the Registration Statement is initially filed with the SEC.  The Registration Statement shall contain customary “Selling Stockholders” and “Plan of Distribution” sections.  The Company shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

Additional Mandatory Registrations.  The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-1 (or Form S-3 if available) covering the resale of all of the Additional Registrable Securities not previously registered on the Initial Registration Statement or an Additional Registration Statement hereunder.  To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC.  Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount as of date the Registration Statement is initially filed with the SEC.  Each Additional Registration Statement shall contain customary “Selling Stockholders” and “Plan of Distribution” sections.  The Company shall use commercially reasonable efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline.  By 9:30 a.m. New York time on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.  Notwithstanding the forgoing, the Company shall have no obligation to file an Additional Registration Statement if the Additional Filing Deadline is later than the last day of the Registration Period (as defined below).

Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.  Except as provided on Schedule B hereto, in no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders or the Investor Representative.  If the SEC requires that the Company register less than the amount of Registrable Securities originally included on any Registration Statement at the time it was filed, the Registrable Securities on such Registration Statement shall be decreased on a pro rata basis and, unless otherwise requested by an Investor, the Warrant Shares included on such Registration Statement shall be decreased first.

Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If: (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the respective Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the respective Effectiveness Deadline or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(m)) pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, to register a sufficient number of shares of Common Stock or to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as liquidated damages (and in complete satisfaction and to the exclusion of any claims or remedies inuring to any holder of Registrable Securities) to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to each holder of Registrable Securities relating to such Registration Statement their pro rata portion (based on the amount of Registrable Securities held) an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of paid by the applicable Investor for the Registrable Securities included in such Registration Statement on each of the following dates: (i) 20 days following the date of a Filing Failure; (ii) 20 days following the date of an Effectiveness Failure; (iii) 30 days following the initial day of a Maintenance Failure; (iv) on every thirtieth day after the day of a Filing Failure and thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on every thirtieth day after the day of an Effectiveness Failure and thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (vi) on every thirtieth day after the initial day of a Maintenance Failure and thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured.  The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.”  Notwithstanding anything herein or in the Securities Purchase Agreement to the contrary, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, ten percent (10%) of the aggregate Purchase Price paid by all Investors pursuant to the Securities Purchase Agreement.

Related Obligations.  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of: (i) the date at which time the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act (“Rule 144”) or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

The Company shall use commercially reasonable efforts to: (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify the Investor Representative of  the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

The Company shall notify the Investor Representative in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(m), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission.  The Company shall also promptly notify the Investor Representative in writing when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective.

The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as practicable and to notify the Investor Representative of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request: (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance reasonably acceptable to such counsel and as is customarily given in an underwritten public offering, addressed to the Investors.

The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

The Company shall use commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

If requested by an Investor, the Company shall as soon as practicable: (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly: (i) notify the Investor Representative in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify Investor Representative in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least five (5) Trading Days (as defined in the Securities Purchase Agreement) after the last day of any prior Grace Period (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investor Representative receives the notice referred to in clause (i) and shall end on and include the later of the date the Investor Representative receives the notice referred to in clause (ii) and the date referred to in such notice.  The Company’s obligations under Section 3(d) shall not be applicable during an Allowable Grace Period.

Obligations of the Investors.

At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor Representative in writing of the information the Company requires from each Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall, within five (5) Business Days of the Company’s request, furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

Expenses of Registration.  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation by the Company of the 1933 Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

The indemnity agreements contained herein shall be in addition to: (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

Reports Under the 1934 Act.  With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees, for so long as Registrable Securities are outstanding, to:

make and keep public information available, as those terms are understood and defined in Rule 144;

file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, such information as may be reasonably and customarily requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by the Investors to any permitted transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within five (5) Business Days after such assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor Representative who shall have obtained the consent of the Required Holders.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

Miscellaneous.

A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered if delivered in accordance with Section 9.2 of the Securities Purchase Agreement.

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Investor Representative.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

The Lead Placement Agent and any co-placement agent shall have all of the rights of an “Investor” under this Agreement and the shares of Common Stock issuable upon the exercise of the warrants issued to the Lead Placement Agent and any co-placement agent (and any capital stock of the Company issued or issuable, with respect to the warrants issued to the Lead Placement Agent or any co-placement agent as a result of any stock split, stock dividend, recapitalization, exchange, anti-dilution adjustment or similar event or otherwise, without regard to any limitations on exercises of the warrants, if any) constitute Registrable Securities for all purposes of this Agreement.  Notwithstanding the foregoing, neither the Lead Placement Agent nor any co-placement agent are entitled to any Registration Delay Payments.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

INTERNATIONAL ISOTOPES INC.

By:
Name:
Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Solely with respect to Sections 2.2(b), 2.7 and all of Section 6 hereof:

EURO PACIFIC CAPITAL INC.

By:
Name:
Title:

Annex A

Registration Rights Agreement

Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Registration Rights Agreement, dated as of _________________, 2010 (the “Agreement”), between the undersigned, International Isotopes Inc., a Nevada corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing below, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of _____________________, 2010.

Name and Address, Fax No. and Social Security No./EIN of Investor:

Fax No.:

Soc. Sec. No./EIN:

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature

Schedule A

SCHEDULE OF INVESTORS

Investor	Initial Shares	Initial Warrant Shares

TOTAL: